UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 5, 2022
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2055 Sugarloaf Circle, Suite 300
Duluth, GA 30097
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On August 4, 2022, management of Fox Factory Holding Corp. (the “Company”) held a conference call relating to financial results for the second quarter ended July 1, 2022, as well as Company developments. A replay of the conference call is available on the Company’s website in the Investor Relations section of the Company’s website at http://www.ridefox.com. The text of the transcript of the conference call is furnished as Exhibit 99.1 hereto and is hereby incorporated herein by reference.
During the conference call, as reflected in the transcript of such call attached as Exhibit 99.1 hereto, management of the Company referenced the following non-Generally Accepted Accounting Principles (“GAAP”) financial measures: “non-GAAP adjusted gross margin,” “non-GAAP operating expense,” “non-GAAP adjusted net income,” “non-GAAP adjusted earnings per diluted share,” “adjusted EBITDA,” and “adjusted EBITDA margin.” The Company defines non-GAAP adjusted gross profit as gross profit margin adjusted for certain strategic transformation costs, and non-GAAP adjusted gross margin as non-GAAP adjusted gross profit divided by sales. The Company defines non-GAAP operating expense as operating expense adjusted for amortization of purchased intangibles, patent litigation-related expenses, acquisition and integration-related expenses, and strategic transformation costs. The Company defines non-GAAP adjusted net income as net income adjusted for amortization of purchased intangibles, patent litigation-related expenses, acquisition and integration-related expenses, and strategic transformation costs, all net of applicable tax. These adjustments are more fully described in the tables included under “Non-GAAP Financial Measures” in the press release attached as Exhibit 99.2 hereto and incorporated herein by reference. Non-GAAP adjusted earnings per diluted share is defined as non-GAAP adjusted net income divided by the weighted average number of diluted shares of common stock outstanding during the period. The Company defines adjusted EBITDA as net income adjusted for interest expense, net other expense, income taxes, amortization of purchased intangibles, depreciation, stock-based compensation, patent litigation-related expenses, acquisition and integration-related expenses, and strategic transformation costs that are more fully described in the tables included under “Non-GAAP Financial Measures” in the press release attached as Exhibit 99.2 hereto and incorporated herein by reference. Adjusted EBITDA margin is defined as adjusted EBITDA divided by sales.
The Company includes these non-GAAP financial measures because it believes they allow investors to understand and evaluate the Company’s core operating performance and trends. In particular, the exclusion of certain items in calculating non-GAAP operating expense, non-GAAP adjusted net income and adjusted EBITDA (and accordingly, non-GAAP adjusted earnings per diluted share and adjusted EBITDA margin) can provide a useful measure for period-to-period comparisons of the Company’s core business. These non-GAAP financial measures have limitations as analytical tools, including the fact that such non-GAAP financial measures may not be comparable to similarly titled measures presented by other companies because other companies may calculate non-GAAP operating expense, non-GAAP adjusted net income, non-GAAP adjusted earnings per diluted share, adjusted EBITDA and adjusted EBITDA margin differently than the Company does. For more information regarding these non-GAAP financial measures, see the tables included under “Non-GAAP Financial Measures” in the press release attached as Exhibit 99.2 hereto and incorporated herein by reference for the reconciliations of these non-GAAP financial measures to their respective nearest comparable GAAP measures.
Item 7.01 Regulation FD Disclosure.
The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01. The information contained in this Current Report, including in Item 2.02, Item 7.01, Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Incorporated by Reference
Exhibit Number	Description	Form	File No.	Filing Date	Filed or Furnished Herewith
99.1	Earnings Call Transcript dated August 4, 2022				X
99.2	Press Release dated August 4, 2022	8-K	001-36040	August 5, 2022
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	August 5, 2022	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer